Net interest income (Details) - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018		Dec. 31, 2017
Condensed Income Statements, Captions [Line Items]
Cash and balances with central banks	£ 919	£ 919		£ 214
Loans and advances at amortised cost	5,514	5,554		5,951
Financial investments	0	0		385
Fair value through other comprehensive income	831	662		0
Other	821	324		367
Interest income	8,085	7,459	[1]	6,917	[1],[2]
Deposits at amortised cost	(1,778)	(1,591)		(936)
Debt securities in issue	(873)	(493)		(461)
Subordinated liabilities	(1,096)	(1,397)		(1,225)
Other	(431)	(848)		(419)
Interest expense	(4,178)	(4,329)	[1]	(3,041)	[1],[2]
Net interest income	£ 3,907	£ 3,130	[1]	£ 3,876	[1],[2]

[1]

From 2019, due to an IAS 12 update, the tax relief on payments in relation to equity instruments has been recognised in the tax charge of the income statement, whereas it was previously recorded in retained earnings. Comparatives have been restated, reducing the tax charge for 2018 by £ 175 m and 2017 by £ 174 m. This change does not impact earnings per share or return on average tangible shareholders’ equity. Further detail can be found in Note 1

[2]

Following the sale of the UK banking business on 1 Apr il 2018 by the Group, the continuing operations for 2017 have been restated to disclose the UK banking business as a discontinued operation. Further detail on the discontinued operations can be found in Note 39